Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned officers and directors of Indivior Pharmaceuticals, Inc., a Delaware corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a Post-Effective Amendment (the “Post-Effective Amendment”) to two registration statements on Form S-8 (Registration No. 333-272596 and Registration No. 333-282815) (together with the Post-Effective Amendment, the “Prior S-8 Registration Statements”) and a registration statement on Form S-8 in order to register under the Securities Act, common stock, par value $0.001 per share of the Company that may be issued under the Indivior Pharmaceuticals, Inc. 2026 Omnibus Equity Incentive Plan (the “S-8 Registration Statement” and together with the Prior S-8 Registration Statements, the “Registration Statements”), hereby constitutes and appoints each of Ryan Preblick, Joe Ciaffoni and Jeff Burris as such person’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Registration Statements and any and all amendments to the Registration Statements, including post-effective amendments, and registration statements filed pursuant to Rule 462 under the Securities Act, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, and does hereby grant unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue hereof

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, have executed this Power of Attorney as of this 26th day of January, 2026.

/s/ Joseph Ciaffoni
Name: Joseph Ciaffoni
Title: Chief Executive Officer and Director

/s/ Ryan Preblick
Name: Ryan Preblick
Title: Chief Financial Officer and Director

/s/ Woodrow Anderson
Name: Woodrow Anderson
Title: Group Controller

/s/ Dr. David Wheadon
Name: Dr. David Wheadon
Title: Director (Chair)

/s/ Dr. Keith Humphreys
Name: Dr. Keith Humphreys
Title: Director

/s/ Stuart Kingsley
Name: Stuart A. (Tony) Kingsley
Title: Director

/s/ Daniel Ninivaggi
Name: Daniel Ninivaggi
Title: Director

/s/ Barbara Ryan
Name: Barbara Ryan
Title: Director

/s/ Mark Stejbach
Name: Mark Stejbach
Title: Director

/s/ Juliet Thompson
Name: Juliet Thompson
Title: Director

[Signature Page to Power of Attorney]